AFL-CIO Housing Investment Trust
                          Highlights - 4th Quarter 2008

The AFL-CIO Housing Investment Trust (HIT) earned positive net returns and outperformed its benchmark in 2008 despite unprecedented market turmoil. The Trust's prudent and disciplined investment strategy generated superior returns versus the benchmark and outperformed many fixed income managers in a market environment that continued to be challenged by liquidity and credit crises. As of December 31, 2008, the HIT outperformed the Barclays Capital Aggregate Bond Index ("Barclays Aggregate", formerly the Lehman Brothers Aggregate Bond Index), for the 1-, 3-, 5- and 10-year return periods as shown below.

--------------------------------------------------------------------------------

               Performance for periods ended December 31, 2008
           (Returns for periods exceeding one year are annualized)

                                             Quarter      1 Year       3 Year       5 Year       10 Year
                                             -------      ------       ------       ------       -------
HIT Total Net Rate of Return                  3.62%        5.25%        5.53%        4.68%        5.82%
Barclays Capital Aggregate Bond Index         4.58%        5.24%        5.51%        4.65%        5.63%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the Trust, when redeemed, may be worth more or less than their original cost. The Trust's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the Trust's website at www.aflcio-hit.com.

--------------------------------------------------------------------------------

The HIT has intentionally avoided excessive risk taking and irresponsible investing that has led to the greatest damage the U.S. economy has faced since the Great Depression. Unlike many strategies employing excessive risk taking that gained popularity in recent years, the HIT has offered consistent performance while minimizing the risk of losing principal and generating predictable income. The HIT does not employ leverage through borrowing, and therefore, does not have margin call risk or roll-over risk for debt. Further, the HIT does not use derivatives and has never invested in securities backed by subprime mortgages.

Positive  contributions to the HIT's performance in the 4th quarter included:

      o     Its ongoing yield advantage over the index.

      o Its overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe. "Excess returns" were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Excess returns were -207, -221, -360, and -1318 basis points (bps), respectively. The HIT has an overweight with respect to the index in high credit quality investments. Over 97% percent of the HIT portfolio is AAA-rated or carries a government or GSE guarantee.

Negative contributions to the HIT's performance included:

      o The portfolio's underweight in U.S. Treasuries and agency debentures weighed on performance as these major sectors posted the highest excess returns of +0.0 (by definition) and +5 basis points in the Index, respectively. Mitigating the negative attribution, however, was the portfolio's overweight to the swap spread products as swap spreads tightened significantly.

      o Structured product had one of the worst quarters in recent memory as spreads widened. Despite swap spreads tightening significantly across the swap surface (two year swap spreads narrowed by 74.5 basis points while 10 year swap spreads tightened by 31.4 basis points), spreads on agency multifamily MBS widened significantly offsetting the swap spread tightening. The HIT has a


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

            structural overweight in agency multifamily MBS. Single loan Fannie Mae and GNMA multifamily MBS widened by over 150 basis points and agency multifamily REMICS widened by approximately 80 basis points.

The sell off in private-label CMBS was much worse than in other sectors. CMBS underperformed all other major fixed income sectors in the Barclays Aggregate, the worst quarter on record for the sector. Private-label CMBS widened by approx. +500 bps. Barclays Capital reported that the CMBS sector's "excess returns" were -2043 bps, the worst performing major sector. The HIT is slightly underweight in private label CMBS. The corporate sector underperformed Treasuries significantly, but the support of the Federal Deposit Insurance Corporation for 3-year corporate bonds kept the sector better bid versus other comparable credit sectors. Excess returns for the sector were -563 basis points.

     -------------------------------------------------------------------------
                                               Excess       Modified Adjusted
     Sector Performance           Absolute     Return           Duration
     -------------------------------------------------------------------------
      US Treasuries                 +8.75%       +0.0             5.53
     -------------------------------------------------------------------------
      Agencies                      +6.10%         +5             3.61
     -------------------------------------------------------------------------
      RMBS                          +4.34%       -195             1.31
     -------------------------------------------------------------------------
      Corporates                    +3.98%       -563             6.15
     -------------------------------------------------------------------------
      CMBS                         -13.52%      -2043             4.11
     -------------------------------------------------------------------------
      ABS                           -6.82%      -1173             2.88
     -------------------------------------------------------------------------

The U.S. economy is expected remain weak for the foreseeable future. Job losses continue to accelerate and the health of the U.S. and global financial systems still needs to be restored. The U.S. government, along with many others, will continue to attempt to spur growth through fiscal and monetary actions as the global economy works through the pain of deleveraging. The new administration announced an $825 billion stimulus package early in 2009. Among other actions, the government is expected to expand FHA's role in the multifamily mortgage market to help fill the void left by the private sector. The HIT's over 40 years of experience in sourcing and investing in FHA and GSE multifamily mortgage investments should enable it to benefit from this environment.

The lack of funding for multifamily projects over the last year has caused these investments to be much more attractive (with higher yields relative to Treasuries) than they have been historically. In this environment, the HIT will aggressively seek capital to fund the expected increase in FHA multifamily production. It will continue to execute its long-term portfolio strategy of achieving fundamentals of higher yield, superior credit quality, and neutral interest rate risk versus the Barclays Capital Aggregate Bond Index. A strategy of substituting for corporate bonds government/agency multifamily MBS provides principal protection and stable cash flows due to prepayment protection for volatile market environments. This strategy has allowed the HIT to generate superior risk-adjusted returns over the long run. These multifamily investments also contribute to the HIT's collateral objectives of increasing the supply of affordable housing and generating good union jobs.

Investors should consider the Trust's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the Trust's prospectus. To obtain a prospectus, call the Trust at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Lehman Brothers Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio. This material represents HIT's assessment of the market environment at a specific point in time and should not be relied upon as research or investment advice.


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

AFL-CIO Housing Investment Trust
Portfolio Data as of December 31, 2008

Net Assets = $3,467,603,456

Portfolio effective duration = 3.829 years

Portfolio average coupon = 5.397%

Portfolio yield to maturity = 4.608%

Convexity = -0.061

Portfolio percentage in each of the following categories: (1)

---------------------------------------------------------------
Agency Multifamily MBS                                  57.85%
---------------------------------------------------------------
Agency Single-Family MBS                                32.79%
---------------------------------------------------------------
US Treasury/Agency Bonds                                 3.94%
---------------------------------------------------------------
AAA Private-Label CMBS                                   2.82%
---------------------------------------------------------------
Cash & Short-Term Securities                             2.60%
---------------------------------------------------------------

Portfolio percentage in each of the following categories: (1)

--------------------------------------------------------
Mortgage-Backed Securities                       32.79%
--------------------------------------------------------
CMBS - Agency Multifamily*                       58.54%
--------------------------------------------------------
Federal Agency Notes                              0.77%
--------------------------------------------------------
U.S. Treasury Notes                               3.17%
--------------------------------------------------------
State Housing Bonds                               1.55%
--------------------------------------------------------
Construction & Permanent Mortgages                0.58%
--------------------------------------------------------
Cash & Short-Term Securities                      2.60%
--------------------------------------------------------

* Includes MF MBS (54.02%), AAA Private-Label CMBS (2.82%) and MF Construction MBS (1.70%).

Geographical distribution of long-term portfolio:(2)

--------------------------------------------------------
West                                              4.66%
--------------------------------------------------------
Midwest                                          11.81%
--------------------------------------------------------
South                                             0.93%
--------------------------------------------------------
East                                             19.06%
--------------------------------------------------------
National mortgage pools                          63.54%
--------------------------------------------------------

----------
(1) Percentages weighted by unfunded construction-related security purchase commitments

(2)   Excludes cash and short-term equivalents, US Treasury and Agency
      Securities


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

AFL-CIO Housing Investment Trust
Portfolio Data as of December 31, 2008 (continued)

Portfolio duration distribution, by percentage in each category: (3)

-----------------------------------------------------------------
Cash                       2.60%     5-5.99 yrs           15.70%
-----------------------------------------------------------------
0-0.99 yrs                14.90%     6-6.99 yrs            8.24%
-----------------------------------------------------------------
1-1.99 yrs                23.63%     7-7.99 yrs            2.94%
-----------------------------------------------------------------
2-2.99 yrs                12.01%     8-8.99 yrs            3.39%
-----------------------------------------------------------------
3-3.99 yrs                 6.66%     9-9.99 yrs            0.54%
-----------------------------------------------------------------
4-4.99 yrs                 5.98%     Over 10 yrs           3.41%
-----------------------------------------------------------------

Maturity Distribution (based on stated maturity):(3)

-------------------------------------------------
  0 - 1 year                             3.04%
-------------------------------------------------
  1 - 2.99 years                         0.98%
-------------------------------------------------
  3 - 4.99 years                         2.22%
-------------------------------------------------
  5 - 6.99 years                         1.74%
-------------------------------------------------
  7 - 9.99 years                        15.59%
-------------------------------------------------
10 - 19.99 years                        13.32%
-------------------------------------------------
Greater than 20 years                   63.11%
-------------------------------------------------

Quality Distribution:(3),(4)

Government or Agency                 94.91%
AAA                                   2.90%
AA                                    1.59%
A                                     0.60%

Bond sector distribution: (3),(4)

MBS               95.96%
Treasury           3.25%
Agency             0.79%

----------
(3) Percentages weighted by unfunded construction-related security purchase commitments

(4)   Excludes cash and short-term equivalents

Confidential. The information contained in this report is confidential and proprietary to the AFL-CIO Housing Investment Trust, and it is provided solely for the use of the participant in the AFL-CIO Housing Investment Trust and subject to a prohibition on trading or other misappropriation. The participant, or the participant's investment consultant, receiving this information agrees that it will not disseminate all or part of this information to any party without the express written consent of the AFL-CIO Housing Investment Trust.


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